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                                                                    EXHIBIT 23.2



[PRICEWATERHOUSECOOPERS LOGO]



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Amendment No. 1 to the Registration Statement and related prospectus on Form S-2 (No. 333-104836) of Lions Gate Entertainment Corp. of our report dated June 22, 2001 relating to the financial statements of Mandalay Pictures, LLC for the year ended March 31, 2001, which appear in this Amendment No. 1 to the Registration Statement and related prospectus.



/s/ PricewaterhouseCoopers

Century City, California
May 14, 2003